UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BIRNER DENTAL MANAGEMENT SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

April 30, 2014

TO THE SHAREHOLDERS OF BIRNER

DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Thursday, June 5, 2014, at 10:00 a.m., Mountain Time, at the Company’s offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect one Class II director to our Board of Directors to hold office until the 2017 annual meeting of shareholders or until such director’s successor is duly elected and qualified.

(2)	To approve an amendment to increase the number of shares of our common stock available under our 2005 Equity Incentive Plan by 250,000 shares.

(3)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded. You may also vote electronically through the Internet or by telephone, as further described on the proxy card. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:	/s/ Frederic W. J. Birner
	Name:	Frederic W.J. Birner
	Title:	Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 5, 2014

TO OUR SHAREHOLDERS:

The 2014 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Thursday, June 5, 2014, at 10:00 a.m., Mountain Time, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect one Class II director to our Board of Directors to hold office until the 2017 annual meeting of shareholders or until such director’s successor is duly elected and qualified.

(2)	To approve an amendment to increase the number of shares of our common stock available under our 2005 Equity Incentive Plan by 250,000 shares.

(3)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 16, 2014 are entitled to notice of and to vote at the meeting. You may view and/or download the 2014 proxy statement and our annual report on Form 10-K at www.edocumentview.com/BDMS.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE ONE CLASS II DIRECTOR NOMINEE AND FOR PROPOSAL 2.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty
Name:	Dennis N. Genty
Title:	Chief Financial Officer, Secretary and Treasurer

Denver, Colorado

April 30, 2014

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE, AS FURTHER DESCRIBED ON THE PROXY CARD. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

proxy statement

annual meeting of shareholders
to be held June 5, 2014

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2014 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Thursday, June 5, 2014, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 30, 2014.

Our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement. The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 5, 2014.

This Proxy Statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING VOTING AND SOLICITATION

Voting

Shareholders are being asked to elect one Class II Director, approve an amendment to increase the number of shares of our common stock available for issuance under the 2005 Equity Incentive Plan from 775,000 shares to 1,025,000 shares, and act on any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock. Each share of common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum. On April 16, 2014, the record date for shareholders entitled to vote at the meeting, 1,860,089 shares of common stock were issued and outstanding.

Shares that are not voted in person cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i) by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed meeting in the enclosed, postage prepaid, addressed envelope;

(ii) by telephone; or

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(iii) electronically through the Internet.

Voting By Proxy Card. Each shareholder may vote by proxy by using the enclosed proxy card. When you return a proxy card properly signed and completed, the shares of common stock represented by your proxy will be voted as you specify on the proxy card. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted for election of the nominee named on the proxy as Class II director, for the approval to increase the number of shares of our common stock available for issuance under the 2005 Equity Incentive Plan from 775,000 shares to 1,025,000 shares and as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies. If you own common stock through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity, follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting Through the Internet Or By Telephone. If you are a registered shareholder (that is, if you own common stock in your own name and not through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity), you may vote by proxy by using either the Internet or telephone methods of voting. Proxies submitted through the Internet or by telephone must be received by 1:00 a.m., Mountain Daylight Time, on June 5, 2014. Please see below and in the proxy card provided to you for instructions on how to access the Internet and telephone voting systems. If your shares of common stock are held in “street name” for your account, contact your broker, bank or other nominee to determine if you may vote through the Internet or by telephone.

Proxies submitted through the Internet or by telephone must be received by 1:00 a.m., Mountain Daylight Time, on June 5, 2014.

Vote by Internet

• Go to www.investorvote.com/BDMS

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to us by June 4, 2014, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominee having the highest number of votes cast in favor of election will be elected to the Board of Directors. With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted on a completed proxy will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class II director and approval of the amendment to increase the number of shares available under our 2005 Equity Incentive Plan, abstentions, broker non-votes and any other shares not voted will not be

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considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact on any matter that may properly come before the meeting so long as a quorum is present.

Solicitation

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $9,600. Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

Proposal ONE: ELECTION OF ONE class II DIRECTOR

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors. The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Paul E. Valuck, D.D.S. and Thomas D. Wolf) whose terms will expire upon the election and qualification of directors at the 2016 annual meeting of shareholders. Class II is made up of one director (Brooks G. O’Neil) who is standing for re-election at this 2014 annual meeting of shareholders. Class III is made up of two directors (Frederic W.J. Birner and Mark A. Birner, D.D.S.) whose terms will expire upon the election and qualification of directors at the 2015 annual meeting of shareholders.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed the directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Class II Director Nominee

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ELECTION OF THE FOLLOWING NOMINEE AS OUR CLASS II DIRECTOR.

Class of			Director
Director	Name	Age	Since
Class II	Brooks G. O’Neil	57	2003

The nominee’s biography is set forth in “Directors and Executive Officers” below.

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Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office. Shareholders are not voting on the election of any Class I or Class III directors this year. The following table shows the names, ages and positions of each continuing director. Each director’s biography is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since

Class I	2016	Paul E. Valuck, D.D.S	57	2001

Class I	2016	Thomas D. Wolf	59	2004

Class III	2015	Frederic W.J. Birner	56	1995

Class III	2015	Mark A. Birner, D.D.S.	54	1995

Required Vote

Assuming a quorum is present, the nominee having the highest number of votes cast in favor of election will be elected to the Board of Directors as Class II Director. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominee for director named above. If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion. If elected, the nominee will hold office until the 2017 annual meeting of shareholders or until a successor is elected and qualified.

The BOARD OF DIRECTORS RECOMMENDS that YOU VOTE ‘FOR’ THE one CLASS II DIRECTOR NOMINEE.

Proposal TWO: INCREASE SHARES AVAILABLE UNDER

2005 eQUITY INCENTIVE PLAN

Proposed Amendment

Our Board of Directors has determined that, in order to be able to provide additional incentive to our management and selected employees, it is in the best interests of our shareholders to increase the number of shares of common stock that we are authorized to issue pursuant to the exercise of options and other equity awards granted under the 2005 Equity Incentive Plan (the “2005 Plan”).

We are currently authorized to issue up to 775,000 shares of common stock under the 2005 Plan. As of April 16, 2014, there were outstanding 452,833 options to purchase common stock, 246,466 options that

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have been exercised, and zero restricted stock units (“RSUs”) associated with the Long-Term Incentive Plan (“LTIP”) that have vested, leaving 75,701 shares available for future grants under the 2005 Plan.

At a meeting held on March 18, 2014, our Board of Directors resolved that, subject to approval by our shareholders at the 2014 Annual Meeting of Shareholders, the number of authorized shares under the 2005 Plan be increased by 250,000 shares. The proposed amendment would increase the number of shares of common stock available under the 2005 Plan from 775,000 shares to 1,025,000 shares.

The purpose of the amendment is to ensure that we have a sufficient number of shares reserved under the 2005 Plan to accomplish its objective of providing equity incentives to selected employees, directors and consultants who are responsible for the conduct and management of our business or who are involved in endeavors significant to our success. We believe that rewarding individuals in this fashion creates an increased interest in, and a greater concern for, our success on the part of the individuals. Options and other awards under the 2005 Plan also help to attract and retain employees.

General

The 2005 Plan was adopted by the Board of Directors effective as of June 7, 2005. The 2005 Plan has been ratified and approved by our shareholders. An amendment to the 2005 Plan was approved by our shareholders on June 5, 2007 to increase the number of shares authorized under the 2005 Plan from 300,000 shares to 425,000 shares, on June 4, 2009 to increase the number of shares authorized under the 2005 Plan from 425,000 shares to 625,000 shares, and on June 7, 2012 to increase the number of shares authorized under the 2005 Plan from 625,000 shares to 775,000 shares. The following is a summary of the material features of the 2005 Plan. A copy of the 2005 Plan, as amended, was filed electronically on April 30, 2014 with the Securities and Exchange Commission as Appendix A to this Proxy Statement and is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The 2005 Plan provides for the grant of incentive stock options, restricted stock, RSUs and stock grants to eligible employees (including officers and employee-directors) and non-qualified stock options to eligible employees, directors and consultants. Eligible employees are key employees of the Company, including officers and employee-directors, whose efforts the Company is dependent on for the success of the Company. There are approximately 27 participants in the 2005 Plan. The Compensation Committee administers the 2005 Plan and is referred to as the “Committee.” The Committee determines recipients and types of awards, including the number of shares, the grant dates, and the exercisability thereof. The Committee determines grants to our officers and directors. The Committee has delegated to our Chief Executive Officer the authority to make grants to other non-executive employees.

Shares Available for Issuance

A maximum of 1,025,000 shares of common stock if the amendment to the 2005 Plan is approved, and 775,000 shares of common stock if the amendment to the 2005 Plan is not approved, are available for issuance upon the exercise of options and other awards granted under the 2005 Plan. The number of shares available under the 2005 Plan, the number of shares subject to outstanding options or other awards, and the exercise price per share of such options and terms of other awards are subject to adjustment on account of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations or exchanges of stock, or other similar occurrences effecting a change in the outstanding shares without the receipt of additional consideration by us. If any option or other award under the 2005 Plan terminates or expires, the shares allocable to the unexercised portion of the option or other award will again be available for issuance under the 2005 Plan. As of April 16, 2014, the closing sale price of a share of our common stock on the Nasdaq Stock Market was $17.75.

Further Amendment and Termination

Our Board of Directors may at any time amend, suspend or terminate the 2005 Plan, except that no action by the Board may impair outstanding awards. No amendment to the 2005 Plan may be made without shareholder approval that would increase the total number of shares under the 2005 Plan (except for any adjustments as described above for stock dividends and other events), reduce the minimum

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exercise price of options, materially modify the eligibility requirements or require shareholder approval under any applicable laws.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2005 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any state, local or foreign jurisdiction in which a participant may reside.

Non-Qualified Options. If a participant is granted a non-qualified option under the 2005 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2005 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for incentive stock options and the tax consequences described for non-qualified options will apply.

Other Awards. The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2005 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral. The 2005 Plan will be administered in a manner intended to comply with Section 409A.

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Equity Compensation Plan Information

For a summary of options outstanding and available for grant as of December 31, 2013, see “Executive Compensation Summary – Equity Compensation Plan Information” below.

Options are issued for a period of five to seven years and vest one of several different ways, including vesting at the rate of 33% each year for three years or vesting at the rate of 20% each year for five years. Upon a change of control of our company, all options automatically vest.

Required Vote

Assuming a quorum is present, the number of votes cast favoring this proposal must exceed the number of votes cast opposing this proposal for this proposal to be approved. If no instructions on this matter are indicated on a proxy, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the approval of the amendment to the 2005 Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends that you vote ‘FOR’ the proposal to amend the 2005 Plan to increase the common stock available under the 2005 Plan from 775,000 shares to 1,025,000 shares.

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Corporate Governance matters

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 5605(a)(2)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Because we are a small public company, our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board. However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210. The Board believes that this approach serves the Board's and its shareholders' needs. There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review. Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings

The entire Board of Directors met four times during the year ended December 31, 2013. Each director attended 100% of the Board of Directors’ meetings except for Mark A. Birner D.D.S., who attended three meetings. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time. Frederic W.J. Birner and Thomas D. Wolf attended our 2013 annual meeting of shareholders.

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Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Nasdaq Rule 5605(c) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that rule. The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise based on their years of relevant professional work experience and are qualified as audit committee financial experts within the meaning of Securities and Exchange Commission regulations. The Audit Committee met four times during the year ended December 31, 2013, and all members were present at each meeting.

The Audit Committee selects, engages, approves fees for and oversees our independent registered public accounting firm and pre-approves all services to be performed by them. Also the Audit Committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee. We will provide a copy of the charter for the Audit Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210. A copy of the charter was included as Appendix A to the Proxy Statement for the 2012 Annual Meeting of Shareholders.

Compensation Committee

The members of the Compensation Committee in 2013 were Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The Compensation Committee did not meet in 2013.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers. The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including the 2005 Equity Incentive Plan (“2005 Plan”). Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee determines awards granted to our executive officers and directors. The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees. The Compensation Committee does not currently have a charter, but is in the process of adopting a charter to comply with new Nasdaq requirements.

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Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees, as modified or supplemented. In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Thomas D. Wolf (Chairman)
Brooks G. O’Neil
Paul E. Valuck, D.D.S.

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Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, President and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission. A copy of the Company’s code of conduct is available on our website at www.perfectteeth.com/legal.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions. However, all of our employees, officers and directors are required to comply with our code of conduct. The code of conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions. Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected. Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the code of conduct, provided that with respect to the directors and any member of senior management, the Audit Committee of the Board of Directors was given prior notice of such transaction. The rules in the code of conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

Mark A. Birner, D.D.S., our President and a director, owns 55 of our 66 professional corporations through which we conduct our business. Dr. Birner does not receive any fees, payments or other compensation or remuneration from us or the professional corporations for services rendered to the professional corporations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 16, 2014 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is our office address, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned	Percent of Class
Named Executive Officers & Directors	(1)	(2)
Frederic W.J. Birner (3)	354,708	18.1%
Mark A. Birner, D.D.S. (4)	408,956	21.8%
Dennis N. Genty (5)	136,320	7.3%
Brooks G. O’Neil (6)	30,049	1.6%
Paul E. Valuck, D.D.S. (7)	51,886	2.8%
Thomas D. Wolf (8)	56,151	3.0%

5% Owners
Lee Schlessman (9)	169,629	9.1%
Elizabeth Genty (10)	146,319	7.9%

All executive officers and directors (six persons) (11)	1,038,070	51.6%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 16, 2014 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Percentage of ownership for each beneficial owner is based on 1,860,089 shares of common stock outstanding at April 16, 2014 plus any options currently exercisable or exercisable within 60 days of April 16, 2014, computed separately for each beneficial owner using information provided in the following footnotes.

(3)	Includes 105,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014.

(4)	Includes 20,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014.

(5)	Includes 10,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014.

(6)	Includes 5,334 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014.

(7)	Includes 5,334 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014.

(8)	Includes 6,334 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014.

(9)	The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202. Based on communication with shareholder on April 3, 2014.

(10)	The address for Ms. Genty is 860 South Steele St., Denver, Colorado 80209. Based on Schedule 13G filed January 30, 2014. Includes 10,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 16, 2014

(11)	Includes 152,002 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or exercisable within 60 days of April 16, 2014.

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There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of our directors and executive officers. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Frederic W.J. Birner	56	Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.	54	President and Director
Dennis N. Genty	56	Chief Financial Officer, Secretary and Treasurer
Brooks G. O’Neil	57	Director
Paul E. Valuck, D.D.S.	57	Director
Thomas D. Wolf	59	Director

Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is one of our founders and has served as President, and as a director, since our inception in May 1995. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995 and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O’Neil was appointed as a director in January 2003 and was first elected by our shareholders at the 2005 annual meeting of shareholders. Since October 2006, Mr. O’Neil has been employed by Dougherty & Co., an investment banking firm, as a Senior Research Analyst covering areas of growth and change in health care.

Paul E. Valuck, D.D.S. was appointed as a director in April 2001 and was first elected by our shareholders at the 2001 annual meeting of shareholders. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director in June 2004 and was first elected by our shareholders at the 2007 annual meeting of shareholders. Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security system business, in December 1998 and has served as its Chief Financial Officer since 2003. From April 2003 until June 2012, Mr. Wolf also served as Chief Executive Officer for Shield Security Systems, LLC.

Messrs. Frederic W.J. Birner, O’Neil and Wolf bring financial and business expertise to the Board of Directors based on their years of professional work experience. Dr. Mark Birner and Dr. Valuck bring dental industry experience to the Board of Directors.

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BOARD LEADERSHIP STRUCTURE AND THE BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure

Our Company has three directors who are not employees of the Company and two directors who are employees of the Company. Frederic W.J. Birner, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combined the positions of CEO and Chairman of the Board because of the size of the Company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk Oversight

The Company’s Board of Directors as a whole reviews and discusses the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. The Board of Directors meets quarterly to discuss the Company’s operations and financial standing and to hear briefings from executive management, outside counsel and auditors. The Audit Committee meets quarterly and then the independent members of the Board of Directors conduct an executive session without senior management.

Board Diversity

Although the Board of Directors does not currently have a diversity policy regarding selection of Board nominees or other formal criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings, In considering nominees, the Board would consider diversity among other factors relevant to its decision.

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EXECUTIVE COMPENSATION SUMMARY

Executive Compensation for Years Ended December 31, 2012 and 2013

The following table summarizes, with respect to our Chief Executive Officer and each of our other executive officers (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2012 and 2013.

Summary Compensation Table

Name and Principal						All Other
Position	Year	Salary	Bonus	Option Award		Compensation	Total
				(1)		(2)
Frederic W.J. Birner
Chairman of the
Board, Chief
Executive Officer and
Director	2012	$450,000	$101,682	$ 535,980	(3)	$9,047	$1,096,709
	2013	$450,000	$123,634	$-		$9,172	$582,806

Mark A. Birner, D.D.S.
President and
Director	2012	$315,000	$38,341	$-		$19,546	$372,887
	2013	$315,000	$52,500	$-		$20,176	$387,676

Dennis N. Genty
Chief Financial
Officer, Treasurer
and Secretary	2012	$315,000	$43,341	$-		$22,251	$380,592
	2013	$315,000	$52,500	$-		$17,748	$385,248

(1)	The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Stock Compensation” (FASB ASC Topic 718). The assumptions used in the calculation of these amounts are included in notes 2 and 7 to the Company’s audited financial statements for the year ended December 31, 2013 included in the Company’s Form 10-K for the year ended December 31, 2013.

(2)	All other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account and payment for medical/vision insurance premiums.

(3)	Options to purchase 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012 and vested on March 15, 2012. Additionally, options to purchase 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012 effective on shareholder approval of an amendment to the 2005 Plan, which occurred on June 7, 2012. Of these options, options to purchase 25,000 shares vested on March 15, 2014 and options to purchase 25,000 shares vest on March 15, 2015.

Base Salary and Bonus

The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. The Compensation Committee also determines bonuses. Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular executive officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. During February 2014, the Compensation Committee met and approved an increase in base salary effective February 1, 2014 for Frederic W.J. Birner, from $450,000 to $500,000, for Mark A. Birner, from $315,000 to $340,000, and for Dennis N. Genty, from $315,000 to $340,000.

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Grant of Plan Based Awards

In March and June 2012, the Compensation Committee granted options to purchase an aggregate of 100,000 shares of common stock to Frederic W.J. Birner. See note 3 to the Summary Compensation Table above.

Outstanding Equity Awards at December 31, 2013

The following table contains information regarding options outstanding with respect to the Named Executive Officers at December 31, 2013.

			Option Awards
			Number of		Number of
			Securities		Securities
			Underlying		Underlying
			Unexercised		Unexercised	Option
			Options		Options	Exercise	Options
			(#)		(#)	Price	Expiration
Name and Principal Position	Year		Exercisable		Unexercisable	($/Sh)	Date
						(2)
Frederic W.J. Birner
Chairman of the Board,
Chief Executive Officer
and Director	2008	(1)	30,000		0	$21.00	1/16/2015
	2012	(3)(4)	75,000	(4)	25,000	$18.39	3/15/2019

Mark A. Birner, D.D.S.
President
and Director	2008	(1)	20,000		0	$21.00	1/16/2015

Dennis N. Genty
Chief Financial Officer
Treasurer and Secretary	2008	(1)	10,000		0	$21.00	1/16/2015

1.	These options were granted on January 16, 2008 and became fully vested as of January 16, 2011.

2.	The option exercise price was based on the last reported sales price of our common stock on the grant date as reported on The Nasdaq Capital Market on January 16, 2008 of $21.00 per share and on March 15, 2012 of $18.39 per share.

3.	Options to purchase 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012 and vested on March 15, 2012.

4.	Options to purchase an additional 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012, subject to shareholder approval of an amendment to the 2005 Plan, which occurred on June 7, 2012, of which options to purchase 25,000 shares vested on March 15, 2014 and options to purchase 25,000 shares will vest on March 15, 2015.

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Equity Compensation Plan Information

Information related to securities issuable and available for issuance under the 2005 Plan as of December 31, 2013 is set forth in the table below. For information about the 2005 Plan, see note 7 to the Company’s audited financial statements for the year ended December 31, 2013 included in the Company’s Form 10-K for the year ended December 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	482,833	(1)	$18.48	55,701
Equity compensation plans not approved by security holders	-		-	-
Total	482,833		$18.48	55,701

(1)	As of December 31, 2013, there were 276,169 shares issuable under exercisable options under the 2005 Plan.

Payments upon Change in Control

Upon a change in control of our Company, as defined in the 2005 Plan, all outstanding options, restricted stock and RSUs automatically vest.

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DIRECTOR compensation

Non-Employee Director Compensation for Year Ended December 31, 2013

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2013.

		Fees
		Earned or
Name and Principal		paid in
Position	Year	Cash	Total
			(1)
Brooks G. O'Neil
Director	2013	$21,600	$21,600

Paul E. Valuck, D.D.S.
Director	2013	$21,600	$21,600

Thomas D. Wolf
Director, Chairman of the Audit Committee	2013	$29,600	$29,600

(1)	At December 31, 2013, the non-employee directors had the following options outstanding: Brooks G. O’Neal: 8,000, of which 5,334 were exercisable, Paul E. Valuck, D.D.S.: 8,000, of which 5,334 were exercisable, and Thomas D. Wolf: 9,000, of which 6,334 were exercisable.

Directors who are our full-time employees receive no compensation for serving as directors. For 2013, non-employee directors were paid: 1) a $5,000 per calendar quarter retainer, 2) $200 per calendar quarter Audit Committee meeting, 3) $1,000 per annual Audit Committee meeting and 4) $2,000 per calendar quarter retainer for the Chairman of the Audit Committee. Such amounts were in effect since 2009. For 2014, non-employee directors will be paid: 1) a $5,500 per calendar quarter retainer, 2) $500 per calendar quarter Audit Committee meeting, 3) $1,500 per annual Audit Committee meeting and 4) $3,000 per calendar quarter retainer for the Chairman of the Audit Committee.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein has acted as our independent registered public accounting firm since November 2001. We expect that representatives of Hein will be present at the 2014 Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown below for 2013 and 2012 were approved in advance by the Audit Committee.

Hein was selected by the Audit Committee to perform the audit function for 2013. No independent registered public accounting firm has been selected to perform the audit function for 2014. It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2014.

Audit Fees

For the year ended December 31, 2013, Hein billed us $91,305 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2013.

For the year ended December 31, 2012, Hein billed us $107,630 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2012.

Audit-Related Fees

For the year ended December 31, 2013, Hein billed us $11,400 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

For the year ended December 31, 2012, Hein billed us $10,750 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

Tax Fees and All Other Fees

For the years ended December 31, 2012 and 2013, Hein did not bill us for any tax fees or other professional services besides the services described above.

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section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares. To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports were filed on a timely basis except for one late Form 4 for Dennis N. Genty relating to the sale of common stock.

shareholder proposals

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2015 annual meeting of shareholders on or before December 31, 2014. Notice of proposals received after March 17, 2015 will be deemed untimely and will not be considered at the meeting.

2013 annual report on form 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 1777 SOUTH HARRISON STREET, SUITE 1400, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.PERFECTTEETH.COM. WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

Other business

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons named in the proxies.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty
Dennis N. Genty
Chief Financial Officer, Secretary and Treasurer

Denver, Colorado

April 30, 2014

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Appendix A

BIRNER DENTAL MANAGEMENT SERVICES, INC.

2005 EQUITY INCENTIVE PLAN

As Amended as of March 18, 2014

ARTICLE I

INTRODUCTION

1.1   Establishment. Birner Dental Management Services, Inc., a Colorado corporation, hereby establishes the 2005 Equity Incentive Plan for certain key employees of the Company and certain directors and consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Code Section 422, non-qualified stock options, restricted stock awards, stock bonuses, restricted stock units and other stock grants to certain key employees of the Company, and to certain directors and consultants to the Company.

1.2   Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company’s shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, directors, and consultants.

ARTICLE II

DEFINITIONS

2.1    “Affiliated Corporation” means any corporation or other entity that is affiliated with the Plan Sponsor through stock ownership or otherwise and is designated as an “Affiliated Corporation” by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an “Affiliated Corporation” means any parent or subsidiary of the Plan Sponsor as defined in Code Section 424.

2.2    “Award” means an Option, a Restricted Stock Award, a Restricted Stock Unit or grants of Stock issued under the Plan.

2.3    “Board” means the Board of Directors of the Plan Sponsor.

2.4    “Change of Control” shall be deemed to have occurred:

(1) At such time as a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of securities of the Plan Sponsor having 25% or more of the total number of votes that may be cast for the election of directors of the Plan Sponsor; or

(2) On the date on which the shareholders of the Plan Sponsor approve (i) any agreement for a merger or consolidation of the Plan Sponsor with another corporation, provided that there shall be no Change of Control if the persons and entities who were the shareholders of the Plan Sponsor immediately before such merger or consolidation continue to own, directly or indirectly, more than two-thirds of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Plan Sponsor outstanding immediately before such merger or consolidation; or (ii) any sale, exchange or other disposition of all or substantially all of the Plan Sponsor’s assets; or

(3) On the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Plan Sponsor’s assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions.

In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning Shares must be someone other than a person or an Affiliated Corporation of a person that, as of June 7, 2005, was both (A) the beneficial owner of securities of the Plan Sponsor having 10% or more of the total number of votes that may be cast for the election of directors of the Plan Sponsor and (B) a director or executive officer of the Company. The Committee’s reasonable determination as to whether such an event has occurred shall be final and conclusive.

2.5   “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.6    “Committee” means a committee established under Article IX of the Plan which is empowered to take actions with respect to the administration of the Plan.

2.7    “Company” means the Plan Sponsor and the Affiliated Corporations, and also includes dental centers managed by the Plan Sponsor or its Affiliated Corporations pursuant to one or more management agreements.

2.8    “Disabled” or “Disability” shall have the meaning given to such terms in Code Section 22(e)(3).

2.9   “Effective Date” means the effective date of the Plan which is June 7, 2005.

2.10 “Eligible Consultants” means those consultants to the Company and directors of the Company who are determined by the Committee to be individuals whose services are important to the Company.

2.11 “Eligible Employees” means those key employees (including, without limitation, officers and directors who are also employees) of the Company, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Code Section 3401.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13 “Fair Market Value” means the mean between the highest and lowest selling prices of the Stock on the NASDAQ Small Cap Market, or on such other principal securities exchange or other market or quotation system on which the Stock may be traded or quoted, on a particular date. If the price of the Stock is not reported on any securities exchange or quotation system, the Fair Market Value of the Stock on a particular date shall be as determined by the Committee in good faith by applying any reasonable valuation method under Treas. Reg. Section 20.2031-2.

2.14 “Incentive Option” means an Option designated as an incentive stock option and granted in accordance with Code Section 422.

2.15 “Non-Qualified Option” means any Option other than an Incentive Option.

2.16 “Option” means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

2.17 “Option Agreement” shall have the meaning given to it in Section 4.3.

2.18 “Option Holder” means a Participant who has been granted one or more Options under the Plan.

2.19 “Option Price” means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with Subsection 4.3(b).

2.20 “Participant” means an Eligible Employee or Eligible Consultant designated by the Committee during the term of the Plan to receive one or more Awards under the Plan.

2.21 “Performance Award” means a pre-established, performance-based grant under the Plan pursuant to Article III.

2.22 “Performance Award Agreement” means the agreement specified in Article III.

2.23 “Plan” means the 2005 Equity Incentive Plan.

2.24 “Plan Sponsor” means Birner Dental Management Services, Inc. and any successor thereto.

2.25 “Restricted Stock” means Stock granted to a Participant that is subject to certain restrictions.

2.26 “Restricted Stock Unit” means a measurement component equal to the Fair Market Value of one share of Stock on the date for which a determination is made pursuant to the provisions of this Plan.

2.27 “Section” or “Subsection” means a reference to a section or subsection of the Plan, unless another reference specifically applies.

2.28 “Share” means a share of Stock.

2.29 “Stock” means the common stock of the Plan Sponsor.

2.30 “Stock Bonus” means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE III

PARTICIPATION AND PERFORMANCE-BASED AWARDS

3.1   Participation. Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company and directors of the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Awards.

3.2    Performance-Based Awards. The Company intends that Performance Awards to certain employees will satisfy the performance-based compensation requirements of Code Section 162(m) so that the Company may deduct any compensation paid under the Plan for federal income tax purposes without limitation under Code Section 162(m). If any provision of this Plan or any Performance Award Agreement would otherwise frustrate or conflict with such intent, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

3.3   Grants of Performance-Based Awards. The Committee may grant Performance Awards that grant a specific number of Options, shares of Restricted Stock or Restricted Stock Units that vest in whole or in part upon satisfaction of specified performance goals. The Committee may also grant Performance Awards that require the Committee to grant a specific number of shares of Stock, Options, shares of Restricted Stock or Restricted Stock Units upon satisfaction of specified performance goals. The Committee shall, in its sole discretion, determine the type of Performance Awards to be made, the time at which Performance Awards are to be made and the time at which the Performance Awards vest or Shares are granted under Performance Awards, actual performance against targets for purposes of Performance Award vesting or granting of Awards, specific weighing of the components of Performance Award vesting or grants, and establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Performance Awards granted under the Plan. The performance goal or goals for a Performance Award shall be established in writing at the time the Performance Award is granted. The Committee shall have no power to increase a Performance Award that has been granted, but shall have the power to decrease a Performance Award.

3.4    Award Agreements. Performance Award Agreements that are intended to comply with Code Section 162(m) shall specify the target number of Shares or units for the Participant. The maximum vesting for a Performance Award shall be 100% of the Award. No Performance Award shall entitle the Participant to receive more than 75,000 Shares or units in any calendar year. Performance Awards to all Participants for any calendar year shall not exceed 125,000 Shares and units.

3.5    Preestablished Performance Goals. The performance criteria for any Performance Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Performance Award is granted. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually or in any combination, applied to the Company, an Affiliated Corporation or a business unit of the Company or Affiliated Corporation, either individually or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Performance Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes, depreciation and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) total dental group practice revenue, revenue or net revenue, including net revenue per office, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on total dental group practice revenue, revenue or net revenue, (o) return on invested capital, and (p) contribution from dental offices. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items described in the Company’s Exchange Act filings.

3.6    Committee Certification. Notwithstanding satisfaction of any Qualifying Performance Criteria, the number of Shares, Stock Options or Restricted Stock Units under a Performance Award to be granted or vested on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. Except as otherwise provided in this Plan or any Performance Award Agreement, the Participant shall not be entitled to vest in or be granted any portion of a Performance Award until the Committee certifies in writing that the Participant has met his or her specific performance goals and determines the portion of the Performance Award which is to be vested or granted.

ARTICLE IV

OPTIONS

4.1   Grant of Options. A Participant may be granted one or more Options. Options shall be granted as of the date specified in the Option Agreement. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option. Only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified. In no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised. The grant of each Option shall be separately approved by the Committee, and the receipt of one Option shall not result in automatic receipt of any other Option. Upon determination by the Committee to grant an Option to a Participant, the Committee shall enter into a Option Agreement with the Participant.

4.2    Restrictions on Incentive Options.

(a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

(b) Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Plan Sponsor shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option, and the Option Period for any such Option shall not exceed five years.

(c) Number of Shares. The number of Shares that may be issued pursuant to Options intended to be Incentive Options shall be 150,000 Shares.

4.3    Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an “Option Agreement”). An Option Agreement shall be issued by the Plan Sponsor in the name of the Participant to whom the Option is granted (the “Option Holder”) and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

(a)  Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(b) Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement. The exercise price of an Option shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

(c) Duration of Options. Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period must end not more than ten years from the date the Option is granted.

(d) Restrictions on Exercise. The Option Agreement shall also set forth any restrictions on Option exercise during the Option Period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

(e) Termination of Services, Death, or Disability. The Committee may specify the period, if any, after which an Option may be exercised following termination of the Option Holder’s services in the Option Agreement. If the Option Agreement does not specify the period of time following termination of service during which Options may be exercised or vest, the time periods or vesting provisions in this Subsection shall apply.

(i) Termination for Cause. If the services of the Option Holder are terminated within the Option Period for “cause”, as determined by the Company, the Option shall thereafter be void for all purposes. “Cause” shall have the meaning assigned to it by the Option Holder’s employment agreement, if the Company has entered into an employment agreement with the Option Holder; otherwise termination for “cause” shall mean termination of employment as a result of a violation of any Company policy, procedure or guideline, or engaging in any of the following forms of misconduct: conviction of any felony or of any misdemeanor involving dishonesty or moral turpitude; theft or misuse of the Company’s property or time; use of alcohol or controlled substances on the Company’s premises or appearing on such premises while intoxicated or under the influence of drugs not prescribed by a physician, or after having abused prescribed medications; illegal use of any controlled substance; illegal gambling on the Company’s premises; discriminatory or harassing behavior, whether or not illegal under federal, state or local law; willful misconduct; or falsifying any document or making any false or misleading statement relating to employment by the Company; or injures the economic or ethical welfare of the Company by misconduct or inattention to duties and responsibilities, or fails to meet the Company’s performance expectations, as determined by the Company in its sole discretion.

(ii) Disability. If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder’s termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In this event, the Option may be exercised with respect to all of the Shares covered by the Option.

(iii) Death. If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within one year following the Option Holder’s death (provided that such exercise must occur within the Option Period), but not thereafter. In this event, the Option may be exercised with respect to all of the Shares covered by the Option.

(iv) Termination for Reasons Other than Cause, Disability or Death. If the Option Holder is no longer employed by the Company or performing services for the Company for any reason other than Cause, Disability or the Option Holder’s death, the Option may be exercised by the Option Holder within three months following the date of termination (provided that the exercise must occur within the Option Period), but not thereafter. The Option may be exercised only with respect to the Shares as to which the Option had become exercisable on or before the date of termination of services.

4.4    Transferability. Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Option is exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian, conservator or legal representative. The Committee may, however, provide at the time of grant or thereafter that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder’s immediate family, a trust of which members of the Option Holder’s immediate family are the only beneficiaries, or a partnership of which members of the Option Holder’s immediate family or trusts for the sole benefit of the Option Holder’s immediate family are the only partners, or in other circumstances at the Committee’s sole discretion. Immediate family means the Option Holder’s spouse, issue (by birth or adoption), parents, grandparents, and siblings (including half brothers and sisters and adopted siblings). During the Option Holder’s lifetime, the Option Holder may not transfer an Incentive Option under any circumstances.

4.5   Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Plan Sponsor of (1) written notice specifying the number of Shares with respect to which such Option is exercised, (2) payment in full of the exercise price and any liability the Company may have for withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, (3) representations meeting the requirements of Section 12.1 if requested by the Plan Sponsor, and (4) a shareholders agreement meeting the requirements of Section 12.4 if requested by the Plan Sponsor. The purchase of such Shares shall take place at the principal offices of the Plan Sponsor within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full. If the Option Price is paid by means of a broker’s loan transaction, in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker’s loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Plan Sponsor regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to the Option Holder upon payment. If Options on less than all Shares evidenced by an Option Agreement are exercised, the Plan Sponsor shall deliver a new Option Agreement evidencing the Option on the remaining Shares upon delivery of the Option Agreement for the Option being exercised.

4.6   Payment of the Exercise Price. The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(a) in cash.

(b) by certified check, cashier’s check or other check acceptable to the Plan Sponsor, payable to the order of the Plan Sponsor.

(c) by delivery to the Plan Sponsor of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Plan Sponsor. No Option may be exercised by delivery to the Plan Sponsor of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months. The Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option under the Plan shall be the Fair Market Value as of the exercise date. The exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price.

(d) by delivery to the Plan Sponsor of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Plan Sponsor promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

4.7    Withholding Requirement. The Plan Sponsor’s obligations to deliver shares of Stock upon the exercise of any Option shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

(a) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Code Sections 3102 and 3402 and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option.

(b) Incentive Options. If an Option Holder makes a disposition (as defined in Code Section 424(c)) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company’s principal place of business of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Code Sections 3102 and 3402 and applicable state income tax laws.

4.8    Withholding With Stock. The Committee may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Plan Sponsor, or to have the Plan Sponsor withhold from Shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

(a) All elections must be made prior to the Tax Date.

(b) All elections shall be irrevocable.

(c) If the Participant is an officer or director of the Plan Sponsor within the meaning of Section 16 of the Exchange Act (“Section 16”), the Participant must satisfy the requirements of Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

4.9   Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in the Plan.

ARTICLE V

RESTRICTED STOCK

5.1   Grant of Restricted Stock Awards. The Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

5.2   Restrictions. A Participant’s right to retain a Restricted Stock Award granted to the Participant under this Article shall be subject to such restrictions, including but not limited to the Participant’s continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company’s established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by the Participant shall lapse, and the Award shall become fully nonforfeitable. Except as otherwise determined by the Committee, if a Participant’s employment or consulting services terminate for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

5.3   Privileges of a Stockholder; Transferability. Unless otherwise provided in the Restricted Stock Award, a Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by the Participant as a Restricted Stock Award under this Article upon the Participant’s becoming the holder of record of such Stock, except the Participant’s right to sell, encumber, or otherwise transfer such Stock.

5.4    Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions of this Article and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions of this Article:

(a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE VI

RESTRICTED STOCK UNITS

A Participant may be granted a number of Restricted Stock Units determined by the Committee. The number of Restricted Stock Units, the vesting schedule and the goals and objectives to be satisfied with respect to each grant of Restricted Stock Units, and other terms and conditions applicable to a grant of Restricted Stock Units shall be determined by the Committee. As soon as administratively practicable following vesting of Restricted Stock Units (but no later than 60 days), Shares equal to the number of Restricted Stock Units shall be distributed to the Participant. Upon distribution of the Shares to the Participant, the Participant shall pay to the Company the amount of payroll and withholding taxes related to the receipt of the Shares.

ARTICLE VII

STOCK BONUSES

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE VIII

OTHER COMMON STOCK GRANTS

From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE IX

PLAN ADMINISTRATION

9.1    Committee. The Plan shall be administered by a Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the “Committee”) and consisting solely of outside Directors (within the meaning of Code Section 162(m)(4)(C)(i)). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act and to permit Awards to comply with the performance based compensation exception of Code Section 162(m). Members of the Committee and any subcommittee or special committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

9.2    Committee Meetings and Actions. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

9.3   Powers of Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, the vesting period and other restrictions on Restricted Stock and Restricted Stock Units, and establish such other terms of Awards under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Plan Sponsor and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan. In granting Options, the Committee shall take into consideration the contribution the Option Holder has made or may make to the success of the Company or its subsidiaries and such other factors as the Committee shall determine. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

9.4   Interpretation of Plan. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

9.5   Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Plan Sponsor against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company’s approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Plan Sponsor’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE X

STOCK SUBJECT TO THE PLAN

10.1 Number of Shares. The number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 1,025,000, subject to the adjustment provisions in this Article X. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Plan Sponsor. This authorization may be increased from time to time by approval of the Board and by the shareholders of the Plan Sponsor if, in the opinion of counsel for the Plan Sponsor, shareholder approval is required. Shares of Stock that may be issued upon exercise of Options under the Plan shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Plan Sponsor shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

10.2 Unused Stock. Any shares of Stock that are subject to an Award that expires or for any reason is terminated unexercised and any shares of Stock withheld for the payment of taxes or received by the Plan Sponsor as payment of the exercise price of an Option or otherwise as contemplated by the Plan shall automatically become available for use under the Plan.

10.3 Adjustments for Stock Splits and Stock Dividends. If the Plan Sponsor shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

10.4  Other Distributions and Changes in the Stock. If the Plan Sponsor distributes assets or securities of persons other than the Plan Sponsor (excluding cash or distributions referred to in Section 10.3) with respect to the Stock, or if the Plan Sponsor grants rights to subscribe pro rata for additional Shares or for any other securities of the Plan Sponsor to the holders of its Stock, or if there is any other change (except as described in Section 10.3) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock will be changed or for which it has been exchanged, and if the Committee in its discretion determines that the event equitably requires an adjustment in the number or kind of Shares subject to an Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Award or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award.

10.5  General Adjustment Rules. No adjustment or substitution provided for in this Article shall require the Plan Sponsor to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

10.6  Determination by the Committee. Adjustments under this Article shall be made by the Committee, whose determinations shall be final and binding upon all parties.

ARTICLE XI

GENERAL RESTRICTIONS

11.1 Investment Representations. The Plan Sponsor may require any person to whom an Award is granted, as a condition of exercising the Award, to give written assurances in substance and form satisfactory to the Plan Sponsor and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Plan Sponsor deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

11.2  Compliance with Securities Laws. Each Award grant shall be subject to the requirement that, if at any time counsel to the Plan Sponsor shall determine that the listing, registration or qualification of the Shares subject to such Award grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Plan Sponsor to apply for or to obtain such listing, registration or qualification.

11.3  Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Plan Sponsor, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options or other Awards as to which the applicable services or other restrictions have not been satisfied.

ARTICLE XII

REQUIREMENTS OF LAW

12.1  Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

12.2  Federal Securities Law Requirements. If a Participant is an officer or director of the Plan Sponsor within the meaning of Section 16 of the Exchange Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

12.3  Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIII

DURATION OF THE PLAN

Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on March 17, 2015, and no Award shall be granted after such termination. Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

ARTICLE XIV

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Plan Sponsor, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the consent of the Participant holding such Award.

ARTICLE XV

CHANGE OF CONTROL

Notwithstanding any exercise dates or vesting provisions stated in any agreement pertaining to any Award, upon the occurrence of a Change of Control all exercise dates of any outstanding Award shall accelerate and all outstanding Awards shall vest.

ARTICLE XVI

MISCELLANEOUS

16.1  Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

16.2  No Right to Continued Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Nothing in this Plan shall limit or impair the Company’s right to terminate the employment of any employee, to terminate the consulting services of any consultant, or to terminate the services of any director. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time in its sole discretion.

16.3  Nontransferability. Except as provided otherwise in the Plan or determined by the Committee, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Awards shall, to the extent provided in the Plan, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Awards may be made by, the Participant’s legal representatives, heirs or legatees. Notwithstanding the foregoing, the Option Holder may not transfer an Incentive Option during the Option Holder’s lifetime. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

16.4  No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

16.5  Other Employee Benefits. The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or receipt of any other Award or the sale of Shares received upon such exercise or Award shall not constitute “earnings” or “compensation” with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

IN WITNESS WHEREOF, the Plan Sponsor has caused this Plan, as amended, to be duly executed as of March 18, 2014.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
Plan Sponsor

By:
Name:
Title:

Birner Dental Management Services, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Nominee: 01 - Brooks G. O'Neil

☐ **Mark here to vote FOR nominee** ☐ **Mark here to WITHHOLD vote from nominee**

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 9 6 6 0 7 2

01UB1D

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Birner Dental Management Services, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
To be held June 5, 2014

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, June 5, 2014, at 10:00 a.m., Mountain Time, at the Company's offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes specified on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE UNDER OUR 2005 EQUITY INCENTIVE PLAN BY 250,000 SHARES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected hereon.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.